S000022080 [Member] Investment Strategy - Smid Cap Value Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]
The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index (as of March 31, 2026, and as provided by the Sub-Adviser, this amount was $18.8 million) and the market capitalization of the largest company in the Russell 2500™ Value Index (as of March 31, 2026, and as provided by the Sub-Adviser, this amount was $93.8 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.
The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.
To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry). While the Fund’s sector and industry exposure is expected to vary over time, as of February 28, 2026, the Fund had significant exposure to the Financials Sector, Health Care Sector, Industrials Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard. The Fund may invest in American Depositary Receipts (“ADRs”) and non-U.S. securities.
The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.
The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments (forward and futures contracts and swap agreements).

Strategy Portfolio Concentration [Text]	The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).